Exhibit 99.1
Domo Announces Second Quarter Fiscal 2024 Financial Results

Silicon Slopes, Utah - August 24, 2023 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal second quarter ended July 31, 2023.

Fiscal Second Quarter Results
•Total revenue was $79.7 million, an increase of 5% year over year
•Subscription revenue was $71.2 million, an increase of 6% year over year
•Subscription revenue represented 89% of total revenue
•Billings were $70.6 million, a decrease of 2% year-over-year
•Remaining Performance Obligations (RPO) was $357.6 million as of July 31, 2023, an increase of 2% year over year
•RPO expected to be recognized as revenue in the next 12 months was $232.1 million as of July 31, 2023, an increase of 3% year over year
•Net cash provided by operating activities was $0.6 million
•GAAP subscription gross margin was 84%, consistent with Q2 FY23
•Non-GAAP subscription gross margin was 85%, consistent with Q2 FY23
•GAAP operating margin increased by 21 percentage points year over year
•Non-GAAP operating margin increased by 12 percentage points year over year
•GAAP net loss was $16.1 million, and GAAP net loss per share was $0.45, based on 35.9 million weighted-average shares outstanding
•Non-GAAP net loss was $0.8 million, and non-GAAP net loss per share was $0.02, based on 35.9 million weighted-average shares outstanding
•Cash, cash equivalents, and restricted cash were $63.9 million as of July 31, 2023

“Domo’s data experience platform helps companies put data to work for everyone so they can multiply their impact on the business with real-time insights and action,” said Josh James, founder and CEO, Domo. “I’m excited about our advancements in consumption pricing and AI, opening new opportunities for customers to innovate and grow, and am confident we have the right priorities, roadmap and people to drive Domo’s long-term growth.”

Recent Highlights
We believe the following announcements and recognition demonstrate our commitment to product innovation and customer value:

Exhibit 99.1
•Domo was ranked as the number one vendor in the Dresner Advisory Services’ 2023 Self-Service Business Intelligence (BI) Market Study for the fifth consecutive year, placing ahead of 15 other vendors. In addition, Domo was named an overall leader and received its seventh consecutive perfect recommendation score in Dresner Advisory Services’ 2023 Wisdom of Crowds ® Business Intelligence (BI) Market Study and its Customer Experience and Vendor Credibility Models.
•Domo announced its placement in the Q2 2023 Constellation Research ShortList™ for Multicloud Analytics and Business Intelligence Platforms (BI) for the eighth consecutive year. Domo was also named to Constellation's first-ever Q2 2023 Embedded Analytics ShortList.
•For the fourth consecutive year, Domo was named to the 2023 Parity.Org Best Companies for Women to AdvanceTM, which spotlights companies that are committed to supporting women and creating opportunities for them to advance their careers.

Business Outlook
Based on information available as of August 24, 2023, Domo is providing the following guidance for its third fiscal quarter and full year fiscal 2024:
Q3 Fiscal 2024
•Revenue is expected to be in the range of $78.5 million to $79.5 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.10 and $0.14 based on 36.3 million weighted-average shares outstanding, basic and diluted
Full Year Fiscal 2024
•Revenue is expected to be in the range of $316.0 million to $320.0 million, representing year-over-year growth of 2-4%.
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.39 and $0.47 based on 36.1 million weighted-average shares outstanding, basic and diluted
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because certain items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2024 second quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting https://conferencingportals.com/event/UamMeXVB. Instructions will be shared on how to join the call after registering.

Exhibit 99.1
A replay will be available at (800) 770-2030 or (647) 362-9199 with conference ID #41576 following the completion of the conference call until 11:59 p.m. (ET) September 7, 2023.

About Domo
Domo puts data to work for everyone so they can multiply their impact on the business. Our cloud-native data experience platform goes beyond traditional business intelligence and analytics, making data visible and actionable with user-friendly dashboards and apps. Underpinned by AI, data science and a secure data foundation that connects with existing cloud and legacy systems, Domo helps companies optimize critical business processes at scale and in record time to spark the bold curiosity that powers exponential business results.

For more information, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, and adjusted free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, severance of executive officers who report to the Chief Executive Officer, and proceeds from shares issued in connection with the employee stock purchase plan.

Exhibit 99.1
As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

During the current fiscal year, we revised our definition for non-GAAP statement of operations line items to adjust for executive severance expenses. We have revised the prior period amounts to conform to our current period presentation.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Exhibit 99.1
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements of our Chief Executive Officer, statements regarding our future, expectations for RPO in the next 12 months, our financial outlook for our third fiscal quarter and full fiscal year 2024, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on March 27, 2023 and the Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2023 expected to be filed with the SEC on or about September 11, 2023. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
# # #

Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2022	2023	2022	2023
Revenue:
Subscription	$67,406	$71,211	$131,981	$142,301
Professional services and other	8,125	8,461	18,014	16,829
Total revenue	75,531	79,672	149,995	159,130
Cost of revenue:
Subscription (1)	10,712	11,453	21,379	22,065
Professional services and other (1)	7,601	7,637	14,595	15,594
Total cost of revenue	18,313	19,090	35,974	37,659
Gross profit	57,218	60,582	114,021	121,471

Operating expenses:
Sales and marketing (1), (3)	44,700	41,040	90,287	84,202
Research and development (1)	25,334	20,767	48,525	44,202
General and administrative (1), (2), (3)	12,825	9,378	29,485	23,379
Total operating expenses	82,859	71,185	168,297	151,783
Loss from operations	(25,641)	(10,603)	(54,276)	(30,312)

Other expense, net (1)	(3,286)	(5,124)	(7,351)	(9,619)
Loss before income taxes	(28,927)	(15,727)	(61,627)	(39,931)
Provision for income taxes	212	341	400	540
Net loss	$(29,139)	$(16,068)	$(62,027)	$(40,471)

Net loss per share (basic and diluted)	$(0.86)	$(0.45)	$(1.84)	$(1.14)
Weighted-average number of shares (basic and diluted)	33,973	35,884	33,640	35,558

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$778	$670	$1,509	$1,288
Professional services and other	563	473	1,031	952
Sales and marketing	7,873	6,166	15,948	12,896
Research and development	6,283	4,618	13,287	9,593
General and administrative	4,707	2,960	13,512	6,468
Other expense, net	189	173	370	335
Total stock-based compensation expenses	$20,393	$15,060	$45,657	$31,532

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$40	$40

(3) Includes executive officer severance, as follows:
Sales and marketing	$507	$—	$507	$443
General and administrative	—	225	—	1,553
Total executive officer severance	$507	$225	$507	$1,996

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	July 31,
	2023	2023
Assets
Current assets:
Cash, cash equivalents, and restricted cash	$66,500	$63,852
Accounts receivable, net	78,958	52,186
Contract acquisition costs	15,908	15,867
Prepaid expenses and other current assets	7,447	8,053
Total current assets	168,813	139,958

Property and equipment, net	21,375	23,998
Right-of-use assets	15,255	13,804
Contract acquisition costs, noncurrent	22,299	20,190
Intangible assets, net	2,794	2,780
Goodwill	9,478	9,478
Other assets	2,102	1,892
Total assets	$242,116	$212,100

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$12,120	$9,155
Accrued expenses and other current liabilities	49,306	44,850
Lease liabilities	4,905	5,349
Current portion of deferred revenue	182,273	164,882
Total current liabilities	248,604	224,236

Lease liabilities, noncurrent	15,271	12,866
Deferred revenue, noncurrent	3,609	2,732
Other liabilities, noncurrent	12,425	13,105
Long-term debt	108,607	111,002
Total liabilities	388,516	363,941

Commitments and contingencies

Stockholders' deficit:
Common stock	35	36
Additional paid-in capital	1,183,921	1,218,604
Accumulated other comprehensive (loss) income	(322)	24
Accumulated deficit	(1,330,034)	(1,370,505)
Total stockholders' deficit	(146,400)	(151,841)
Total liabilities and stockholders' deficit	$242,116	$212,100

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2022	2023	2022	2023
Cash flows from operating activities
Net loss	$(29,139)	$(16,068)	$(62,027)	$(40,471)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,213	1,611	2,820	3,102
Non-cash lease expense	1,177	1,023	2,375	2,172
Amortization of contract acquisition costs	4,266	4,388	8,578	8,956
Stock-based compensation	20,393	15,060	45,657	31,532
Other, net	972	1,054	1,892	2,571
Changes in operating assets and liabilities:
Accounts receivable, net	(2,514)	4,704	15,001	26,772
Contract acquisition costs	(4,079)	(3,832)	(7,282)	(6,905)
Prepaid expenses and other assets	6,584	933	781	(464)
Accounts payable	4,822	(3,454)	12,907	(1,964)
Operating lease liabilities	(1,637)	(1,220)	(2,139)	(2,817)
Accrued and other liabilities	(1,213)	5,545	(15,399)	(2,753)
Deferred revenue	(3,203)	(9,109)	(4,741)	(18,268)
Net cash (used in) provided by operating activities	(2,358)	635	(1,577)	1,463

Cash flows from investing activities
Purchases of property and equipment	(1,479)	(2,924)	(3,416)	(6,500)
Purchases of intangible assets	—	(26)	—	(26)
Net cash used in investing activities	(1,479)	(2,950)	(3,416)	(6,526)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	—	—	1,563	2,032
Proceeds from exercise of stock options	81	3	805	3
Net cash provided by financing activities	81	3	2,368	2,035
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(345)	176	(1,042)	380
Net decrease in cash, cash equivalents, and restricted cash	(4,101)	(2,136)	(3,667)	(2,648)
Cash, cash equivalents, and restricted cash at beginning of period	83,995	65,988	83,561	66,500
Cash, cash equivalents, and restricted cash at end of period	$79,894	$63,852	$79,894	$63,852

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2022	2023	2022	2023
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$67,406	$71,211	$131,981	$142,301
Cost of revenue:
Subscription	10,712	11,453	21,379	22,065
Subscription gross profit on a GAAP basis	56,694	59,758	110,602	120,236
Subscription gross margin on a GAAP basis	84%	84%	84%	84%

Stock-based compensation	778	670	1,509	1,288
Subscription gross profit on a non-GAAP basis	$57,472	$60,428	$112,111	$121,524
Subscription gross margin on a non-GAAP basis	85%	85%	85%	85%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$82,859	$71,185	$168,297	$151,783
Stock-based compensation	(18,863)	(13,744)	(42,747)	(28,957)
Amortization of certain intangible assets	(20)	(20)	(40)	(40)
Executive officer severance (1)	(507)	(225)	(507)	(1,996)
Total operating expenses on a non-GAAP basis	$63,469	$57,196	$125,003	$120,790

Reconciliation of Operating (Loss) Income on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(25,641)	$(10,603)	$(54,276)	$(30,312)
Stock-based compensation	20,204	14,887	45,287	31,197
Amortization of certain intangible assets	20	20	40	40
Executive officer severance (1)	507	225	507	1,996
Operating (loss) income on a non-GAAP basis	$(4,910)	$4,529	$(8,442)	$2,921

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(34)%	(13)%	(36)%	(19)%
Stock-based compensation	26	19	30	20
Executive officer severance (1)	1	—	—	1
Operating margin on a non-GAAP basis	(7)%	6%	(6)%	2%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(29,139)	$(16,068)	$(62,027)	$(40,471)
Stock-based compensation	20,393	15,060	45,657	31,532
Amortization of certain intangible assets	20	20	40	40
Executive officer severance (1)	507	225	507	1,996
Net loss on a non-GAAP basis	$(8,219)	$(763)	$(15,823)	$(6,903)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.86)	$(0.45)	$(1.84)	$(1.14)
Stock-based compensation	0.60	0.42	1.36	0.89
Executive officer severance (1)	0.01	0.01	0.02	0.06
Net loss per share on a non-GAAP basis	$(0.25)	$(0.02)	$(0.46)	$(0.19)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2022	2023	2022	2023
Billings:
Total revenue	$75,531	$79,672	$149,995	$159,130
Add:
Deferred revenue (end of period)	163,454	164,882	163,454	164,882
Deferred revenue, noncurrent (end of period)	2,560	2,732	2,560	2,732
Less:
Deferred revenue (beginning of period)	(167,091)	(173,646)	(168,335)	(182,273)
Deferred revenue, noncurrent (beginning of period)	(2,126)	(3,077)	(2,420)	(3,609)
Decrease in deferred revenue (current and noncurrent)	(3,203)	(9,109)	(4,741)	(18,268)
Billings	$72,328	$70,563	$145,254	$140,862

Reconciliation of Net Cash (Used in) Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash (used in) provided by operating activities	$(2,358)	$635	$(1,577)	$1,463
Proceeds from shares issued in connection with employee stock purchase plan	—	—	1,563	2,032
Purchases of property and equipment	(1,479)	(2,924)	(3,416)	(6,500)
Adjusted free cash flow	$(3,837)	$(2,289)	$(3,430)	$(3,005)

(1) During the current fiscal year, we revised our definition for non-GAAP statement of operations line items to adjust for executive severance expenses. We have revised the prior period amounts to conform to our current period presentation.